SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-TYLER CORPORATION

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                12/30/98            6,000-            6.4498
                                12/29/98            5,000-            6.2500
               THE GABELLI SMALL CAP GROWTH FUND
                                 1/20/99            5,900-            4.4848
                                 1/05/99            1,100-            6.1373
                                12/30/98            3,000-            6.4498
                                12/21/98            8,000-            5.7936
               THE GABELLI EQUITY TRUST,INC.
                                12/10/98            2,300-            6.2270
               THE GABELLI CAPITAL ASSET FUND
                                12/16/98            5,000-            5.9573
          GAMCO INVESTORS, INC.
                                 1/08/99            6,000-            5.5625
                                 1/07/99            4,000-            6.0672
                                12/28/98              400-            5.8750
                                12/24/98              600-            6.0000
                                12/23/98            5,000-            5.8958
                                12/23/98            1,000-            5.8958
                                12/17/98            3,000-            6.0313
                                12/16/98            2,000-            5.9375
                                12/15/98            1,500-            5.6250
                                12/14/98            1,500-            5.6875
                                12/10/98            3,000-            6.5833
                                12/09/98            1,500-            6.8750










          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.